Exhibit 99.2

United Community Banks, Inc. Investor Presentation Second Quarter 2010 Strong Bank. Strong Service. Strong Future. Jimmy C. Tallent President & CEO Rex S. Schuette EVP & CFO rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. Cautionary Statement 2

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. We have not reconciled tangible common equity to tangible assets and core earnings to the extent such numbers are presented on a forward-looking basis based on management's internal stress test or SCAP methodology. Estimates that would be required for such reconciliations cannot reliably be produced without unreasonable effort. 3 Non-GAAP Measures

Highlights Second Quarter Credit Loan and Deposit Growth Core Earnings 4

5 LOAN PORTFOLIO & CREDIT QUALITY

Structure Centralized underwriting and approval process Segregated work-out teams Highly skilled ORE disposition group Seasoned regional credit professionals Process Continuous external loan review Intensive executive management involvement: Weekly past due meetings Weekly NPA/ORE meetings Quarterly criticized watch loan review meetings Quarterly pass commercial and CRE portfolio review meetings Internal loan review of new credit relationships Ongoing stress testing... commenced in 2007 Policy Ongoing enhancements to credit policy Periodic updates to portfolio limits 6 Proactively Addressing Credit Environment

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.37 0.29 0.15 0.07 0.07 0.05 Geographic Diversity 7 Loan Portfolio (total $4.9 billion) $ in millions

Atlanta MSA North Georgia Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.39 0.32 0.08 0.08 0.08 0.05 Commercial Construction Owner-Occupied Income Producing C & I East 13 38 32 17 Geographic Diversity Average Loan Size CRE: $450k C&I: $83k Comm. Constr. $710k 8 Commercial Loans (total $2.6 billion) $ in millions

54% owner-occupied Typical owner-occupied: small business, doctors, dentists, attorneys, CPAs $12 million project limit 61% LTV (1) $450k average loan size Portfolio Characteristics (1) Loan balance as of Jun 30, 2010 / most recent appraisal (in millions) June 30, 2010 % of Loan Type Amount Total Office Buildings $ 402 23 % Small Businesses 397 22 Single-Unit Retail/Strip Centers 221 12 Small Warehouses/Storage 177 10 Churches 133 7 Hotels/Motels 105 6 Convenience Stores 82 5 Franchise / Restaurants 76 4 Multi-Residential Properties 65 4 Farmland 46 3 Multi-Unit Retail 38 2 Miscellaneous 38 2 Total Commercial Real Estate $ 1,780 9 Commercial Real Estate (by loan type)

$710k Average loan size Average LTVs (1) Land Dev-Improved: 63% Raw Land-Unimpr: 48% Comm Land Dev: 61% Total: 61% Portfolio Characteristics (1) Loan balance as of Jun 30, 2010 / most recent appraisal (in millions) Jun 30, 2010 % of Loan Type Amount Total Land Development - Vacant (Improved) $ 129 38 % Raw Land - Vacant (Unimproved) 66 19 Commercial Land Development 56 16 Office Buildings 29 8 Retail Buildings 12 4 Churches 3 1 Miscellaneous 47 14 Total Commercial Construction $ 342 10 Commercial Construction (by loan type)

North Georgia Western North Carolina Atlanta MSA Coastal Georgia Gainesville MSA Eastern Tennessee East 0.39 0.26 0.14 0.08 0.07 0.06 Mortgage Home Equity East 73 27 Geographic Diversity Avg loan size: $47k Avg loan size: $97k Origination Characteristics No broker loans No sub-prime / Alt-A Policy Max LTV: 80-85% 51% of HE Primary Lien 11 Residential Mortgage (total $1.4 billion) $ in millions

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.5 0.22 0.18 0.05 0.03 0.02 Geographic Diversity Developing Spec: $231k Sold: $150k Develop.: $677k Raw: $282k Lot: $128k Average Loan Size Lot Spec Sold Developing Raw East 0.38 0.16 0.07 0.26 0.13 Construction Land 12 Residential Construction (total $.8 billion) $ in millions

13 Atlanta MSA (residential construction)

14 North Georgia MSA (residential construction)

(in millions) 2Q10 1Q10 4Q 09 3Q 09 2Q 09 Net Charge-offs $ 61.3 $ 56.7 $ 84.6 $ 90.5 $ 58.3 as % of Average Loans 4.98% 4.51% 6.37% 6.57% 4.18 % Allowance for Loan Losses $ 174.1 $ 173.9 $ 155.6 $ 150.2 $ 145.7 as % of Total Loans 3.57% 3.48% 3.02% 2.80% 2.64 % as % of NPLs 78 62 59 49 51 as % of NPLs - Adjusted (1) 234 142 190 149 82 Past Due Loans (30 - 89 Days) 1.69% 2.17% 1.44% 2.02% 1.61 % Non-Performing Loans $ 224.3 $ 280.8 $ 264.1 $ 304.4 $ 287.8 OREO 123.9 136.3 120.8 110.6 104.8 Total NPAs $ 348.2 $ 417.1 $ 384.9 $ 415.0 $ 392.6 as % of Total Assets 4.55% 5.32% 4.81% 4.91% 4.63 % as % of Loans & OREO 6.97 8.13 7.30 7.58 6.99 Excluding loans with no allocated reserve Excluding loans with no allocated reserve and loans sold to Fletcher 15 Credit Quality

(1) Based on simple average of the four quarters 16 Net Charge-offs by Loan Category

Note: Dollars in thousands (1) Based on simple average of the four quarters 17 Net Charge-offs by Market

18 NPAs by Loan Category and Market

19 FINANCIAL RESULTS

4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 16.5 21.5 26.7 31.7 29.9 28.9 29.4 Core Earnings 20 In millions

NPA Sale in 2Q Sold $103 Million NPA's - With a $65 Million Capital Option and Warrant Completed sale on April 30, 2010 Accelerates disposition of the more illiquid assets 21

NPA Sale - Fair Value Accounting Fair Value Accounting - Warrant / Option to Purchase Equity Increase to Capital Surplus - $39.8 million Pre-tax expense charge - $45.3 million; after-tax cost - $30.0 million GAAP Capital +$9.8million - Slight Negative to "Reg. Capital" (DTA) 22

Core Earnings Summary 23

2Q09 3Q09 4Q09 1Q10 2Q10 Net Interest Margin 0.0328 0.0339 0.034 0.0349 0.036 0.0052 0.0058 0.0064 0.0066 0.0064 Margin improvement 11 bps vs. 1Q10 32 bps vs. 2Q09 Improved CD pricing Maintained loan pricing Excess liquidity - lowered margin by 13 bps in 2Q NIM Characteristics 3.80% 3.97% 4.04% NIM Credit Costs - Impacting Margin(1) (1) Excluding impact of nonaccrual loans, OREO and interest reversals 4.15% 4.24% Net Interest Margin 24

As of June 30, 2010 Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1560 931 1569 1028 630 612 25 Deposit Mix (total $6.3 billion)

Second Quarter 2010 Net Operating Loss - From Continuing Operations 26

Second Quarter 2010 Net Loss 27

Capital Ratios 28

29 APPENDIX

Assets $7.7 Billion Deposits $6.3 Billion Banks 27 Offices 106 30 United at a Glance

31 Experienced Proven Leadership Joined Years in UCBI Banking Jimmy Tallent President & CEO 1984 37 Guy Freeman Chief Operating Officer 1994 50 Rex Schuette Chief Financial Officer 2001 33 David Shearrow Chief Risk Officer 2007 29 Glenn White President, Atlanta Region 2007 36 Craig Metz Marketing 2002 18 Bill Gilbert Retail Banking 2000 34

Business and operating model Twenty-seven "community banks" Local CEOs with deep roots in their communities Resources of $7.7 billion bank Service is point of differentiation Golden rule of banking "The Bank That SERVICE Built" Ongoing customer surveys 95+% satisfaction rate Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive markets in the U.S. Disciplined growth strategy Organic supported by de novos and selective acquisitions 32 "Community bank service, large bank resources"

33 Robust Demographics (fast growing markets)

2Q 09 3Q09 4Q09 1Q10 2Q10 Lost Interest on C/Os 0.001 0.0015 0.0017 0.002 0.002 Nonaccrual/OREO 0.0023 0.0027 0.0027 0.0026 0.0025 Interest Reversals 0.0019 0.0016 0.002 0.002 0.0019 Historically 8 to 12 bps Credit cycle - significant drag on margin and earnings Lost interest (avg. yield) on loans charged off Carry costs high with level of NPAs Cost 2Q10 vs. Historical - 52 bps (annual earnings impact of $36 million) Credit Costs Impacting Margin ..58% ..64% ..66% ..52% Lost Interest on C/Os Interest Reversals Carry Cost of NPAs ..64% Margin - Credit Costs 34

1 FDIC deposit market share and rank as of 6/09 for markets where United takes deposits. Source: SNL and FDIC 35 Market Share Opportunities (excellent growth prospects)

36 Leading Demographics

37 Small Business Market Growth Number of Businesses with 1 - 49 Employees

38 Performing Classified Loans

39 Business Mix Loans (at quarter-end)

40 Business Mix Loans (at year-end)

41 Residential Construction - Total Company

42 Residential Construction - Atlanta MSA

43 Residential Construction - North Georgia

44 Loans - Markets Served (at quarter-end)

45 Loans - Markets Served (at year-end)

Legal lending limit $196 House lending limit 20 Top 25 relationships 8.7% of total loans 425 Regional credit review Standard Underwriting (in millions) 46 Lending - Credit Summary (as of June 30, 2010)

47 NPAs by Loan Category, Market, and Activity

48 Net Charge-offs by Category and Market

49 Liquidity - Loans / Deposits

50 Liquidity - Wholesale Borrowings

51 Business Mix - Deposits (at quarter-end)

$ in millions 2Q 09 2Q 10 Geographic Diversity Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 2Q10 918 677 461 167 144 124 2Q09 824 637 427 131 130 118 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 52 Core Transaction Deposits

53 Analyst Coverage

Southern Community Bank ($ in millions) Purchased - June 19, 2009 Nine years old - Enhances presence in southside metro Atlanta markets Four banking offices in southside metro Atlanta MSA - Fayetteville, Coweta and Henry counties 54 employees (Reduced by 17 after conversion in September 2009) $208 in customer deposits, including $53 core deposits FDIC assisted transaction: 80% guarantee on $109 loss threshold, 95% above Fully discounted bid with no credit exposure Accounted for credit related items (at FMV) as "covered assets" on balance sheet 2Q10 1Q10 4Q09 2Q09 Loans $ 81 $ 79 $ 85 $ 110 OREO 33 32 34 25 FDIC receivable 43 58 67 95 Total Covered Assets $ 157 $ 169 $ 186 $ 230 Pre-tax gain on acquisition of $11.4 Accretive to earnings per share 54

55 Non-GAAP Reconciliation Tables

56 Non-GAAP Reconciliation Tables

United Community Banks, Inc. Investor Presentation Second Quarter 2010 Copyright 2010 United Community Banks, Inc. All rights reserved.